UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2019

APEX GLOBAL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	0‑18640	95‑4182437
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification Number)

5990 Sepulveda Boulevard

Sherman Oaks, California 91411

(Address of Principal Executive Offices) (Zip Code)

(818) 908‑9868

(Registrant’s telephone number, including area code)

CHEROKEE INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.02 per share	APEX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 26, 2019, Apex Global Brands Inc. (formerly known as Cherokee Inc.) (the “Company”) filed a Certificate of Amendment of Certificate of Incorporation with the Delaware Secretary of State to increase its number of authorized shares of all classes of capital stock to 31,000,000 shares, comprising 1,000,000 shares of Preferred Stock and 30,000,000 shares of Common Stock.

On June 11, 2019, the Company filed a Certificate of Amendment of Certificate of Incorporation with the Delaware Secretary of State, as corrected by a Certificate of Correction of Certificate of Amendment filed with the Delaware Secretary of State on June 26, 2019, to change its corporate name to “Apex Global Brands Inc.”, to be effective on June 27, 2019.  In addition, the Company revised its Amended and Restated Bylaws to reflect its corporate name change to “Apex Global Brands Inc.”

This summary is qualified in its entirety by reference to the Certificate of Amendment of Certificate of Incorporation, Certificate of Correction to Certificate of Amendment, Certificate of Amendment of Certificate of Incorporation and Amended and Restated Bylaws, copies of which are attached hereto as Exhibits 3.1, 3.2, 3.3 and 3.4, respectively, and are incorporate herein by reference.

Item 7.01  Regulation FD Disclosure.

On June 26, 2019, Cherokee Inc. issued a press release announcing its name change.  A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporate by reference.

In connection with its name change, on June 27, 2019, Cherokee Inc.’s shares of common stock began trading on the Nasdaq Capital Market under its new ticker symbol, “APEX”, and ceased trading under the ticker symbol, “CHKE.” Additionally, its CUSIP number changed to 03755M 102 in connection with the name change.

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01.  This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Apex Global Brands Inc. (formerly known as Cherokee Inc.) dated June 11, 2019.

3.2	Certificate of Correction to Certificate of Amendment of Apex Global Brands Inc. (formerly known as Cherokee Inc.) dated June 26, 2019.

3.3	Certificate of Amendment of Certificate of Incorporation of Apex Global Brands Inc. (formerly known as Cherokee Inc.) dated June 26, 2019.

3.4	Amended and Restated Bylaws of Apex Global Brands Inc. (formerly known as Cherokee Inc.).

99.1	Press Release of Cherokee Inc. dated June 26, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX GLOBAL BRANDS INC.

June 27, 2019	By:	/s/ Steven L. Brink
Steven L. Brink
Chief Financial Officer

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